Exhibit 10.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Protea Biosciences Group, Inc. (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the “Offering”) of up a minimum of $500,000 and up to a maximum of $5,000,000 of units of our securities (the “Units”), consisting of a maximum of (a) 5,000,000 shares of our Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), (b) 18 month warrants to purchase up to 66,666,667 shares of common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.09 per share (the “Class A Warrants”), and (c) five year warrants purchase up to 66,666,667 shares of Common Stock at an exercise price of $0.1125 per share (the “Class B Warrants” and together with the Class A Warrants, collectively, the “Warrants”). Upon the occurrence of a “Conversion Event” (defined below) the Series A Preferred Stock will automatically convert at a conversion price of $0.075 per share into a maximum of 66,666,667 shares of Common Stock, subject to certain adjustments. The Series A Preferred Stock and the Warrants are sometimes referred to herein collectively as the “Securities;” and

WHEREAS, a minimum of 50 Units for an aggregate purchase price of $500,000 (the “Minimum Offering”) and a maximum of 500 Units for an aggregate purchase price of $5,000,000 (the “Maximum Offering”) are being offered by the Company in the Offering; each Unit consisting of (a) 10,000 shares of Series A Preferred Stock at a purchase price of $1.00 per share that converts into 133,333 shares of Common Stock, (b) Class A Warrants to purchase 133,333 shares of Common Stock at an exercise price of $0.09 per share, and (c) Class B Warrants to purchase 133,333 shares of Common Stock at an exercise price of $0.1125 per share; and

WHEREAS, the Company has retained Laidlaw & Company (UK) Ltd. to act as its placement agent in connection with the sale of the Units pursuant to this Agreement (the “Placement Agent”);

WHEREAS, the Offering is on a “best efforts, all-or-none” basis to attain the Minimum Offering and on a “reasonable efforts” basis as to the remaining Units to be sold up to the Maximum Offering, to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company and each Subscriber is executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act;

WHEREAS the subscription for the Securities will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Company’s Confidential Private Placement Memorandum dated September 29, 2016, together with all amendments thereof and supplements and exhibits thereto and as such may be amended from time to time (the “Private Placement Memorandum”); and

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WHEREAS, the minimum subscription from qualified Subscribers shall be one full Unit for a minimum purchase price of $10,000, although, the Company and the Placement Agent may accept subscriptions from qualified investors for lesser amounts in their sole discretion; and

WHEREAS, as disclosed in the Private Placement Memorandum, the Company intends to amend its Certificate of Incorporation to increase its authorized shares of Common Stock to 500,000,000 shares of Common Stock (the “Charter Amendment”) and complete such Charter Amendment by October 31, 2016 and with a 1-for-25 reverse stock split of our outstanding Common Stock which has previously been authorized by our stockholders (the “Reverse Stock Split”) to be completed on or prior to the Termination Date of this Offering, thereby reducing the outstanding number of shares of “fully-diluted Common Stock” (as described in the Private Placement Memorandum) to approximately 19,693,535 shares of Common Stock; and

WHEREAS, upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware (the “Conversion Event”), the Series A Preferred Stock shall automatically, and without any further action on the part of the Company or the holders, convert into shares of Common Stock (the “Conversion Shares”) at a conversion price of $0.075 per share (the “Conversion Price”), subject to increase to $1.875 per share as a result of the Reverse Stock Split and certain other adjustments; and

WHEREAS, consummation of the Charter Amendment will require the affirmative consent of the holders of a majority of the Common Stock that was outstanding as at September 20, 2016, as set forth in our definitive Rule 14A proxy statement dated September 23, 2016, and consummation of the Reverse Stock Split will require (a) the filing of an amendment to our Certificate of Incorporation with the Delaware Secretary of State, and (b) obtaining the approval of the Financial Industry Regulatory Authority (“FINRA”); and

WHEREAS, the Subscriber desires to purchase such number of Units as are set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS OF SECURITIES AND REPRESENTATIONS BY SUBSCRIBER

1.1      Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company subject to its rights to accept or reject this subscription, agrees to sell to the Subscriber, such number of Units for the aggregate purchase price as is set forth on the signature page hereof. The purchase price is payable by wire transfer, to be held in escrow until the conditions to closing are achieved, to Signature Bank, the escrow agent (the “Escrow Agent”).

1.2      The Securities will be offered for sale until the earlier of (i) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, (ii) December 31, 2016 (subject to the right of the Company and the Placement Agent to extend the Offering until March 31, 2017 without further notice to investors), or (iii) the date upon which the Company elects to terminate the Offering (the “Termination Date”). The Offering is being conducted on a “reasonable best-efforts” basis, up to the Maximum Offering.

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1.3      The Company may hold an initial closing (“Initial Closing”) at any time after receipt of accepted subscriptions equal to or greater than Minimum Offering. After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Final Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Final Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”). The Company may elect to terminate the Offering at any time prior to the Final Termination Date (the earlier of the date of any such termination or the Final Termination date, the “Termination Date”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction. In the event that any Closing does not occur prior to the Final Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

1.4      The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the other risks associated with the Company’s business, financial situation and the Offering set forth in the Private Placement Memorandum.

1.5      At the time such Subscriber was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts the Series A Preferred Stock and/or exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.6      The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

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1.7      The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Private Placement Memorandum, including the Registration Rights Agreement annexed as Exhibit B thereto, the form of Certificate of Designations of the Series A Preferred Stock annexed as Exhibit C thereto, the form of Class A Warrant annexed as Exhibit D thereto, the form of the Class B Warrant annexed as Exhibit E thereto, and all other exhibits to the Private Placement Memorandum, including the Company’s Annual Report on Form 10-K for the year ended 2015 and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016 (collectively referred to as the “Transaction Documents”), and has received any additional information that the Subscriber has requested from the Company, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein, except to the extent that the Subscriber had actual knowledge at the time of Closing that any such representation or warranty was untrue.

1.8     (a)          In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(b)        The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Placement Agent with whom the Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.9      The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10    The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention and investment qualification. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11    The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Shares”) that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities or the Shares.

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1.12    The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13    Such Subscriber understands that the Securities (including the Shares) are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Furthermore, such Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

1.14    The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15    If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16    The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.17    To effectuate the terms and provisions hereof, the Subscriber hereby appoints the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and Escrow Agent (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Subscriber and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

1.18    The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

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1.19    The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

1.20    The Subscriber acknowledges that the information contained in the Transaction Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.21    The Subscriber will indemnify and hold harmless the Company and the Placement Agent and, where applicable, their respective directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing (collectively, the “Issuer Indemnified Parties”) from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company and/or the Placement Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; and if for any reason (other than a final non-appealable judgment finding any Issuer Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Issuer Indemnified Party or insufficient to hold an Issuer Indemnified Party harmless, then the Subscriber shall contribute to the amount paid or payable by an Issuer Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company or the Placement agent, as applicable, on the one hand and the Subscriber on the other, but also the relative fault of the Issuer or the Placement Agent, as applicable, on the one hand and the Subscriber on the other, as well as any relevant equitable considerations; provided, however, that the Subscriber shall not be liable to indemnify any Issuer Indemnified Parties under this Section or to contribute to the amount paid or payable by all Issuer Indemnified Parties under this Section in an amount under both such provisions that in the aggregate exceeds the Subscriber’s aggregate purchase price tendered hereunder.

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II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1      Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries identified on Schedule 2.1 hereto (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2      Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in Transaction Documents and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in Transaction Documents hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) except as set forth in Transaction Documents there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Except as set forth in Transaction Documents and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Securities and, upon issuance, the Shares, as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Subscriber) and except as set forth in Transaction Documents will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

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2.3      Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon issuance, the Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken. This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. The Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. Subject at all times to the provisions of Sections 2.4 and 5.12 below, the Company will have reserved a sufficient number of Conversion Shares and Warrant Shares for issuance upon the conversion of the Series A Preferred Stock and exercise of the Warrants, respectively, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Except as set forth on Schedule 2.3 hereto, the issuance and sale of the Securities (including the Shares) contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person other than the Subscribers.

2.4      The Charter Amendment or Reverse Stock Split.         As set forth in Section 5.12 of this Agreement, the Company covenants and agrees to obtain Stockholder Approval for the Charter Amendment on or before October 31, 2016 and consummate the Reverse Stock Split on or before October 31, 2016 or the Termination Date of this Offering.

2.5      No Conflict; Governmental Consents.

(a)         The execution and delivery by the Company of this Agreement and the Transaction Documents, the issuance and sale of the Securities (including, when issued, the Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

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(b)        No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Shares, except as has been previously obtained.

(c)         No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Shares, except such post-sale filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

2.6      Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Shares, except as previously obtained, each of which is in full force and effect.

2.7      SEC Reports; Financial Statements. The Company has (a) for the twenty-four (24) months preceding the filing of the Form 10-K (or such shorter period as the Company was required by law to file such reports) (i) disclosed all material information required to be publicly disclosed by it on Form 8-K, (ii) filed all reports on Form 10-Q and Form 10-K and (iii) filed all other reports (other than any Form 8-K) required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and (b) since the filing of the Form 10-K, the Company has filed all reports required to be filed by it under the Securities Act and Exchange Act (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.8      Licenses. Except as otherwise set forth on the Schedule 2.8, the Company and its Subsidiaries have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or ownership of properties and is in all material respects in compliance therewith.

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2.9      Litigation. Except as set forth on the Schedule 2.9, the Company knows of no pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since the filing of the Form 10-K has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

2.10    Compliance. Except as set forth on Schedule 2.10, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.11    Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.12    Disclosure. The information set forth in the Transaction Documents as of the date hereof and as of the date of each Closing contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.13    Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

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2.14    Brokers. Except for the Placement Agent and as set forth on Schedule 2.14, neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement. The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

2.15    Intellectual Property; Employees.

(a)         The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others as set forth on Schedule 2.15 and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed on Schedule 2.15 or the SEC Reports, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

(b)         Except as set forth on Schedule 2.15, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

(c)         Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

(d)         To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any written notice alleging that any such violation has occurred. Except as set forth on Schedule 2.15, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a Material Adverse Effect on the business of the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

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2.16    Title to Properties and Assets; Liens, Etc. Except as set forth on Schedule 2.16, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; and (b) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material. Except as set forth in Schedule 2.16, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.17    Obligations to Related Parties. Except as set forth on in the Transaction Documents, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as set forth in the Transaction Documents, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.18    Material Changes. Except as set forth in the Transaction Documents, since the date of the latest audited financial statements included within the SEC Reports (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.19    Sarbanes-Oxley. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

2.20    No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

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2.21    No Integrated Offering. Assuming the accuracy of the Subscriber representations and warranties set forth in Article I hereunder, none of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or that is likely to cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except as set forth in the Transaction Documents or on Schedule 2.21, none of the Company, its Subsidiaries, their affiliates and any person acting on their behalf, have taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

2.22    Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscriber as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Subscriber' ownership of the Securities.

2.23    Taxes. Each of the Company and its subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects. The Company and each subsidiary has paid all taxes whether or not shown on such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, none of the tax returns of the Company nor any of its subsidiaries is currently being audited by any state, local or federal authorities. Neither the Company nor any subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

2.24    Registration Rights. Except as set forth on Schedule 2.24, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

2.25    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements

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2.26    Disclosure. All disclosure furnished by or on behalf of the Company to the Subscriber in the Transaction Documents regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.27    Seniority. Except for the issuance to a lender on September 7, 2016 of a $725,000 principal amount note due October 15, 2016 and secured by a lien on the Company’s accounts receivable and inventory, the proceeds for which were used to retire a prior maturing note (the “Refinancing Note”), no indebtedness or other claim against the Company is senior to the Series A Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

2.28    Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 1, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby.

III.	TERMS OF SUBSCRIPTION

3.1      The minimum purchase that may be made by any prospective investor shall be $10,000. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent each reserve the right to reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Securities to each Subscriber is a separate sale.

3.2      All funds shall be deposited in the account identified in Section 1.1 hereof.

3.3      Certificates representing the Series A Preferred Stock and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable (but in no event more than five (5) Trading Days) following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Series A Preferred Stock and the Warrants purchased by the Subscriber pursuant to this Agreement directly to the Placement Agent unless otherwise indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1      The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)         Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct as of the Initial Closing at all times prior to and on the Closing Date, except (i) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, (ii) the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided however, that notwithstanding the foregoing, the Company shall only be required to update the Disclosure Schedules by the delivery to the Subscribers by the Company of an amended Disclosure Schedule with respect to any information that is of a material nature as of such proposed Closing Date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

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(b)         No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)         No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)         Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)         Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

(f)          No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a trading market.

(g)         Blue Sky. The Company shall have completed qualification for the Securities and the Shares under applicable Blue Sky laws.

(h)         Legal Opinion. The Company’s corporate counsel shall have delivered a legal opinion addressed to the Subscribers in a form reasonably acceptable to the Placement Agent.

(i)          Disclosure Schedules. The Company shall have delivered to the Subscriber a copy of its Disclosure Schedules (or amended Disclosure Schedules) qualifying any of the representations and warranties contained in Section 2 as of the applicable Closing.

V.	COVENANTS OF THE COMPANY

5.1      Transfer Restrictions.

(a)         The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Subscriber or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Subscriber under this Agreement.

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(b)         The Subscriber agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities, including the Shares, substantially in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)         The Subscriber understands that prior to September 2, 2011, the Company was a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities and the Shares) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144 the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports. As a result, the restrictive legends on certificates for the Securities or the Shares cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

(d)         Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel, at the Company’s expense, to issue a legal opinion to the Company’s transfer agent promptly (but in no event later than the requisite share delivery date set forth in the Series A Preferred Stock and the Warrants) if required by the Company’s transfer to effect the removal of the legend hereunder.

5.2      Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock and Shares, and will take such other action as is necessary or desirable to cause the shares of Common Stock and Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

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5.3      Reservation of Shares. Subject to Stockholder Approval (as defined in Section 5.12 of this Agreement), , at all times while the Series A Preferred Stock and Warrants are outstanding, maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Shares.

5.4      Replacement of Securities. If any certificate or instrument evidencing any Securities or the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.5      Furnishing of Information. Until the time that no Subscriber owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.6      Securities Laws; Publicity. Unless otherwise required by applicable law, the Company shall, by 8:30 a.m. (New York City time) on the fourth trading day immediately following the first and last Closings hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto to the extent required by law. The Company shall not publicly disclose the name of Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

5.7      Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

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5.8      Equal Treatment of Subscribers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

5.9      Indemnification.

(a)          The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Subscriber Indemnified Parties”) from and against any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company, in each case contained in this Agreement or any of the other Transaction Documents; and will promptly reimburse the Subscriber Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Subscriber Indemnified Party is a formal party to any such Proceeding.

(b)         If for any reason (other than a final non-appealable judgment finding any Subscriber Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Subscriber Indemnified Party or insufficient to hold an Subscriber Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by a Subscriber Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Subscriber on the other, but also the relative fault of the Company or the Placement Agent, as applicable, on the one hand and the Subscriber on the other, as well as any relevant equitable considerations.

(c)         Notwithstanding the foregoing, the Company shall not be liable to indemnify any Subscriber Indemnified Parties under Section 5.9(a) or to contribute to the amount paid or payable by all Subscriber Indemnified Parties under Section 5.9(b) in an amount under both such Sections that in the aggregate exceeds the Subscriber’s aggregate purchase price tendered hereunder.

5.10    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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5.11    Use of Proceeds. Except as set forth on Schedule 5.11 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock equivalents or (c) the settlement of any outstanding litigation.

5.12    Stockholder Approval and Reverse Stock Split.

(a)         The Company has filed a definitive proxy statement with the SEC on September 23, 2016 (the “Proxy Statement”) and shall use its best efforts to obtain, on or before October 31, 2016, such approvals of the Company’s stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the Series A Preferred Stock and the Warrants in accordance with Delaware law and any applicable rules or regulations of any national securities exchange and/or any over-the-counter market on which the Company’s common stock is listed and/or quoted, th an increase in the Company’s authorized capital (the “Stockholder Approval”).   If the Company shall fail for any reason to obtain Stockholder Approval and file the Charter Amendment with the Secretary of State of the State of Delaware on or prior to October 31, 2016 (a “Charter Amendment Failure”) then, in addition to such Subscriber’s other available remedies, the Company shall pay to a Subscriber, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount of such Subscriber’s Securities on the day of a Charter Amendment Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the date such Charter Amendment Failure is cured. The parties agree that the maximum aggregate liquidated damages payable to an Subscriber under this Section shall be 8% of the aggregate Purchase Price paid by such Subscriber pursuant to this Agreement. The payments to which a Purchaser shall be entitled pursuant to this Section are referred to herein as “Charter Amendment Failure Payments.” Charter Amendment Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Charter Amendment Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Charter Amendment Failure Payments is cured. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Subscriber, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(c)         In addition, the Company covenants and agrees that on or prior to the Termination Date, the Company shall consummate and obtain all necessary regulatory approvals (including FINRA) for a 1-for-25 reverse stock split of its outstanding Common Stock, which reverse stock split was approved on December 1, 2015 by the requisite majority of Company stockholders and the Company’s board of directors was authorized to effect such reverse stock split at a ratio determined by them within a range of between 1-for-15 and 1-for-25 (the “Authorized Reverse Stock Split”).The Company represents and warrants that its Board of Directors has approved the proposals contemplated by this Section.

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VI.	MISCELLANEOUS

6.1      Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or by electronic communication at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic communication on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

if to the Company, to it at:

Protea Biosciences Group, Inc.

1311 Pineview Drive, Suite 501

Morgantown, WV 26505

Attn: Stephen C. Turner, CEO

With a copy to (which shall not constitute notice):

CKR Law LLP

1330 Avenue of the Americas, 14th Floor

New York, NY 10019

Attn: Stephen A. Weiss, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn: Richard A. Friedman, Esq.

if to the Escrow Agent, to it at:

Signature Bank

261 Madison Ave.

New York, NY 10016

Attn: Cliff Broder, Group Director and Senior Vice President

Fax: 646-822-1359

6.2      Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

20

6.3      This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by merger). Subscriber may assign any or all of its rights under this Agreement to any person to whom Subscriber assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents

6.4      The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.5      Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscriber and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

6.6      All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

6.7      In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.8      The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

21

6.9      It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10    The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11    This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.12    Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

6.13    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14    Acknowledgment Regarding Subscriber’s Trading Activity. The Company further understands and acknowledges that (a) Subscriber may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Shares deliverable with respect to Securities are being determined, and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

22

To subscribe for the Series A Preferred Stock and Warrants

to Purchase Shares of Common Stock in the private offering of

PROTEA BIOSCIENCES GROUP, INC.

1.	Date and Fill the (a) the number of Units of the Securities you are purchasing (a minimum of one full Unit for $10,000), and (b) the total Purchase Price for the Units, equal to $10,000 multiplied by the total number of Units of Securities being subscribed for.
2.	Complete and Sign the Signature Page included in this Subscription Agreement.
3.	Initial the Accredited Investor Certification attached to this Subscription Agreement.
4.	Complete and Sign the Signature Page attached to this Subscription Agreement.

NOTICE: Please note that by executing this Subscription Agreement, you will be deemed to have executed the Registration Rights Agreement and have agreed to the terms of the Series A Preferred Stock and each of the Class A Warrants and the Class B Warrants (collectively the “Transaction Documents”), each of which are attached to the Subscription Agreement, and will be treated for all purposes as if you did sign and agree to, as applicable, each such Transaction Document even though you may not have physically signed the signature pages to such documents.

5.	Complete and Sign the Selling Stockholder Notice and Questionnaire attached hereto as Appendix A.
6.	Complete and Return the attached Investor Questionnaire and, if applicable, Wire Transfer Authorization attached to this Subscription Agreement.
6.	Return all forms to your Account Executive and then send all signed original documents with a check (if applicable) to:

Laidlaw & Company (UK) Ltd.

Attn: Investment Banking

546 Fifth Avenue, 5th Floor

New York, NY 10036

7.	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for Protea Biosciences Group, Inc.” Account No. 1503002287

For wiring funds directly to the escrow account, use the following instructions:

Signature Bank

261 Madison Avenue

New York, NY 10016

Acct. Name:	Signature Bank as Escrow Agent for
Protea Biosciences Group, Inc.

ABA Number: 026013576

SWIFT Code: SIGNUS33

A/C Number: 1503002287

FBO: Purchaser Name

Social Security Number

Address

ALL SUBSCRIPTION DOCUMENTS MUST BE COMPLETELY FILLED IN, AND SIGNED AS DESCRIBED ABOVE.

23

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs. To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

24

PROTEA BIOSCIENCES GROUP, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

AGGREGATE NUMBER OF UNITS BEING PURCHASED = _________ UNITS

AGGREGATE PURCHASE PRICE OF THE UNITS = $_________ (the “Purchase Price”, or $10,000, multiplied by the total number of Units being purchased: to be completed by the Purchaser)

Date (NOTE: To be completed by the Purchaser): __________________, 201__

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Print Name(s)	Social Security Number(s)

Signature of Purchaser	Signature of Co-Purchaser (if applicable):

Address:

Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Federal Taxpayer
Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:
Name:	State of Organization
Title:

Address:

Date

AGREED AND ACCEPTED:

PROTEA BIOSCIENCES GROUP, INC.

By:
	Name:	Stephen Turner	Date
	Title:	Chief Executive Officer

FORM OF INVESTOR QUESTIONNAIRE

PROTEA BIOSCIENCES GROUP, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

A-1

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

A-2

PROTEA BIOSCIENCES GROUP, INC.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued: ________________________________________________________________________

Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Net Worth: ________________

Home Street Address: ________________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address: ________________________________________________________________________

Employer City, State & Zip Code: ________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

LAIDLAW Account Executive / Outside Broker/Dealer: _______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

A-3

Section B – Entity Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued: ________________________________________________________________________

Authorized Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Investment Experience (Years): ___________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Securities?

☐ Yes ☐ No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Laidlaw Account Executive / Outside Broker/Dealer:

_______________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

A-4

Section C – Form of Payment – Check or Wire Transfer

____	Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR PROTEA BIOSCIENCES GROUP, INC.

____	Wire funds from my outside account according to the “To subscribe for the Series A Preferred Stock and Warrants to Purchase Shares of Common Stock in the private offering of PROTEA BIOSCIENCES GROUP, INC.”

____	Wire funds from my LAIDLAW Account – See following page

Section D – Purchaser Instructions for Payments of any Dividends

☐	Please make any dividend and any other payment checks pursuant to the Securities to “Sterne Agee & Leach Inc. c/f Insert Client Name]” and deliver such checks to Laidlaw so that they may deposit them into my Laidlaw brokerage account

☐	Please make out any dividend and any other payment checks pursuant to the Securities in the registered name of the Purchaser set forth in the signature page to the Subscription Agreement for the Securities and mail such checks to me at the address specified in such signature page.

Section E – Securities Delivery Instructions (check one)

____	Please deliver my securities to Laidlaw for deposit into my brokerage account.

____	Please deliver my securities to the address listed in the above Investor Questionnaire.

____	Please deliver my securities to the below address:

______________________________________

______________________________________

______________________________________

______________________________________

Purchaser Signature(s) __________________________________________________	Date_______________

Joint Purchaser Signature (if applicable): ___________________________________	Date_______________

A-5

Wire Transfer Authorization

TO:	OPERATIONS MANAGER
LAIDLAW & CO. (UK) LTD.

RE:	Client Wire Transfer Authorization
PROTEA BIOSCIENCES GROUP, INC.

DATE:	________________

This memorandum authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account #	______________________

Wire Amount	$______________________

SIGNATURE BANK

261 Madison Avenue

New York, NY 10016

ABA Number: 026013576

For Credit to Signature Bank, as Escrow Agent for

Protea Biosciences Group, Inc.

Account No.: 1503002287

REFERENCE:

PURCHASER'S LEGAL NAME
______________________________________________________

TAX ID NUMBER
______________________________________________________

PURCHASER'S ADDRESS
______________________________________________________

FBO:  ________________________________________________

Signature:	________________________________________________

Signature:	________________________________________________
(Joint Signature)

A-6

Exhibit A

Selling Stockholder Notice and Questionnaire

Protea Biosciences Group, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owners of shares series A preferred stock, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (each, a “Warrant”) of Protea Biosciences Group, Inc. (the “Company”), understand that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the resale of the shares of Common Stock issuable upon exercise of the series A preferred stock (the “Conversion Shares”) and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) held by the undersigned (collectively, the “Registrable Securities”). This Questionnaire is being furnished to you and other stockholders whose Conversion Shares and Warrant Shares will be included in the Registration Statement. This Questionnaire seeks information necessary to complete the registration of these shares with the SEC.

To sell or otherwise dispose of any Registrable Securities in the offering, a holder or beneficial owner of Registrable Securities will be required to agree to be named as a selling stockholder in the related prospectus and execute and return this Selling Stockholder Questionnaire.

Please respond to every question unless otherwise directed. If the answer is “none” or “not applicable,” please so state. Please include all information sought by the related question. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any response or underlying factual matter about which you are uncertain, please discuss the matter fully and include any additional explanation or information which you believe is helpful.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to register for resale the Registrable Securities owned by it and listed below in Question 5 (unless otherwise specified under such Question 5) in the Registration Statement.

A-7

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name. Full Legal Name of Selling Stockholder:

2.	Address for Notices to Selling Stockholder.

Telephone:
Fax:
Email address:

Contact Person:

3.	Relationship with the Company.

Describe the nature of any position, office or other material relationship the Selling Stockholder has had with the Company during the past three years:

4.	Organizational Structure. Please indicate or (if applicable) describe how the Selling Stockholder is organized.

(a)	Is the Selling Stockholder a natural person? (If so, please mark the box and skip to Question 5.)

Yes   ☐       No   ☐

(b)	Is the Selling Stockholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If so, please mark the box and skip to Question 5.)

Yes   ☐       No   ☐

(c)	Is the Selling Stockholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)

Yes   ☐       No   ☐

(d)	Is the Selling Stockholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)

Yes   ☐       No   ☐

A-8

If the answer to all of the foregoing questions is “no,” please complete the following:

(e)	Legal Description of Selling Stockholder:

Please describe the type of legal entity that the Selling Stockholder is (e.g., corporation, partnership, limited liability company, etc.);

(f)	Please indicate whether the Selling Stockholder is controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is controlled by a natural person.

Controlled by:           Natural Person(s)   ☐    Entity   ☐

If you checked “Natural Person(s)”:

Please indicate the name of the natural person(s) who has voting or investment control over the shares held by the Selling Stockholder and the position of control that person(s) holds in or over the Selling Stockholder, then move to Question 5.

Name of natural person(s):_____________________________________

Controlling position in Selling Stockholder (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): _____________ __________________________________________________________

If you checked “Entity”:

Please indicate the name and type of entity that controls the Selling Stockholder.

Name of controlling entity: ____________________________________

Type of legal entity (e.g., corporation, partnership, limited liability company, etc.): ______________________________________________

Is this entity controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is it controlled by a natural person?

Controlled by:           Natural Person(s)   ☐    Entity * ☐

If you checked “Natural Person(s)”:

Name of natural person(s) who controls this entity and has voting or investment control over the shares held by the Selling Stockholder the Selling Stockholder: ____________________________________________________

Natural person’s position in this entity (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): ____________________________________________________

A-9

*If you answered “Entity” here, please repeat step (f) for each controlling entity moving up the corporate chain of control until you reach the level at which there is only a natural person or persons in control (e.g., Acme LLC is controlled by ABC Corp., its member, which is controlled by X shareholder, its controlling shareholder). List the name of the entities along that chain of control, the types of entity each is, the natural person(s) in control of the ultimately controlling entity, and his or her control position over that entity in the lines below:

_____________________________________

(Continued on next page…)

A-10

5.	Beneficial Ownership of Registrable Securities:

This question covers beneficial ownership of the Company's securities. Please consult Attachment A to this Questionnaire for information as to the meaning of “beneficial ownership.”

(a)	Please state the number of shares of the Company’s Common Stock (including any shares issuable upon exercise of warrants or other convertible securities) that the Selling Stockholder beneficially owns as of the date of this Questionnaire:

(b)	Please state the number of shares of the Registrable Securities that the Selling Stockholder wishes to have registered for resale in the Registration Statement.

Common Stock: ______________________

Warrants: _________________ (convertible into ______________ shares of Common Stock).

6.	Broker-Dealer Status:

(a)	Is the Selling Stockholder a broker-dealer?

Yes ☐        No ☐

(b)	If “yes” to Question 6(a), did the Selling Stockholder receive the Registrable Securities as compensation for investment banking services to the Company?

Yes ☐        No ☐

Note:	If the answer to Question 6(b) is no, Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Is the Selling Stockholder an affiliate of a broker-dealer?

Yes ☐        No ☐

(d)	If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Stockholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐        No ☐

A-11

Note:	If the answer to Question 6(d) no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

7.	Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the Selling Stockholder is named as an adverse party?

Yes ☐        No ☐

State any exceptions here:

8.	Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

[SIGNATURE PAGE FOLLOWS]

A-12

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Questions 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX OR PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL TO:

A-13

ATTACHMENT A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)          Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)          Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.	Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.	Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

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FORWARD-LOOKING STATEMENTS

We have included in this Agreement, including the Schedule, certain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on-track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to revenues and profitability, pricing and competition, the continued viability of our technology, our growth and expansion plans, including retaining new employees, compliance with governmental regulations, our intellectual property protection strategies, payment of dividends, the volatility of our common stock and the market for our common stock, dilution, trading restrictions, use of proceeds and the need for additional debt or equity funding. You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward-looking statements. See the section titled “Risk Factors” on Schedule 3A.9 and those described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2016, for information regarding certain important factors that could cause our actual results to differ materially from those projected in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Agreement. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statements are made.

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